UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K


                     CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


   Date  of report (Date of earliest event reported):   July  17,
2006 (July 13, 2006)

                        Innovo Group Inc.
     (Exact Name of Registrant as Specified in Its Charter)

                            Delaware
         (State or Other Jurisdiction of Incorporation)

            0-18926                        11-2928178
    (Commission File Number)   (IRS Employer Identification No.)


5901 South Eastern Avenue, Commerce, California       90040
(Address of Principal Executive Offices)           (Zip Code)

                         (323) 837-3700
      (Registrant's Telephone Number, Including Area Code)

    5804 East Slauson Avenue, Commerce, California       90040
  (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01	Other Events

     As previously disclosed in our Quarterly Report on Form 10-Q for the period ended May 27,2006 filed with the Securities and Exchange Commission on July 6, 2006, we,Innovo Group Inc.,intended to move our principal executive offices from 5804 E. Slauson Ave., Commerce, California, 90040 to 5901 South Eastern Avenue, Commerce, California 90040 in mid-July 2006.

     On July 13, 2006, we completed the move. In connection with the move, we also changed our primary telephone number from
323.725.5516 to 323.837.3700. We occupy our new principal executive offices under a verbal facility arrangement with Pixior, Inc., a third party to whom we outsource our product fulfillment services. Under the verbal month to month arrangement, we expect to pay Pixior $9,000 a month as a facility expense in addition to the fee we will pay for our product fulfillment services.



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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              INNOVO GROUP INC.
                              (Registrant)

Date:  July 17, 2006          By:  /s/ Marc Crossman
                                   Marc Crossman
                                   Chief Executive Officer,
                                   President, Chief Financial
                                   Officer and Director
                                   (Principal Executive Officer
                                   and Principal Financial
                                   Officer)

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